                                                               EXECUTION VERSION

                                    SCHEDULE
                                     to the
                           ISDA 2002 Master Agreement
                           (Class A-4FL Certificates)

                          dated as of December 7, 2005,

                                     between

                      MERRILL LYNCH CAPITAL SERVICES, INC.,
                             a Delaware corporation
                                   ("Party A")

                                       and

                     MERRILL LYNCH MORTGAGE TRUST 2005-CKI1,
                    a common law trust organized and existing
                     under the laws of the State of New York
                                   ("Party B")

The only Transaction governed hereunder is the Transaction evidenced by the
Confirmation identified by Transaction Reference Number [___] (relating to the
Class A-4FL Certificates), dated December 7, 2005 between Party A and Party B.

                                     Part 1

                             Termination Provisions

In this Agreement:

          (a) "SPECIFIED ENTITY" means, in relation to Party A and Party B, for the purposes of Section 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv), not
applicable.

          (b) "SPECIFIED TRANSACTION" will have the meaning specified in Section
14 of this Agreement.

          (c) The "BREACH OF AGREEMENT; REPUDIATION OF AGREEMENT" provisions of
Section 5(a)(ii) will apply to Party A and will not apply to Party B.

                                        1

          (d) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

          (e) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

          (f) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section
5(a)(v) will not apply to Party A and will not apply to Party B.

          (g) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

          (h) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to
Party A and will apply to Party B; provided that, with respect to Party B only,
Section 5(a)(vii)(2) will not apply.

          (i) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(v) of this Agreement will not apply to Party A and will not apply to Party B.

          (j) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

          (k) "TERMINATION CURRENCY" means United States Dollars.

          (l) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e), both Party A and Party B agree that any amounts payable by the Trust to Party A under Section 6(e), if any, in connection with any Event of Default or
Termination Event will be payable only if a replacement swap counterparty is procured (which Party B shall be obligated to attempt to procure in good faith and in a reasonably commercial manner, except in the event of an Additional
Termination Event under Part 1(m)(2) herein, and provided that (for the avoidance of doubt) if Party B is the Defaulting Party or sole Affected Party,
Party A shall have the right to procure a replacement swap counterparty on Party
B's behalf) and only to the extent that Party B receives any payment from such replacement swap counterparty as consideration for entering into the replacement swap agreement (less any costs or expenses incurred by Party B in connection thereto).

          (m) "ADDITIONAL TERMINATION EVENTS".

     (1) Each of the following shall constitute an Additional Termination Event with respect to Party B, in which each such case the sole Affected Party shall be Party B, Party A shall be the party entitled to designate an Early
Termination Date and each Transaction shall be an Affected Transaction:

                                        2

          (i) Amendments. The entry into any amendment, modification or supplement of the Pooling and Servicing Agreement that would adversely affect the rights of Party A hereunder in a material manner without Party
     A's prior written consent. Any payments owed to Party A under Section 6(e)
     of this Agreement as a result of such Additional Termination Event shall be made without giving effect to the amendment, modification or supplement that triggered such Additional Termination Event. Party B will furnish to
     Party A a copy of each proposed and each executed agreement evidencing any such amendment, modification or supplement, as applicable.

     (2) Each of the following shall constitute an Additional Termination Event with respect to Party A, in which each such case the sole Affected Party shall be Party A, Party B shall be the party entitled to designate an Early
Termination Date and each Transaction shall be an Affected Transaction:

          (i) The failure by Party A to either (A) post Eligible Collateral, (B)
     transfer its rights and obligations to an eligible transferee or (C) obtain a guarantor of Party A's obligations in accordance with subsection (n)
     below (with respect to which, as provided therein, Party A shall be the sole Affected Party).

          (n) "DOWNGRADE OF PARTY A".

     (1) A "Collateralization Event" will be in effect if: (a) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "A1" by Moody's Investors Service, Inc. ("Moody's") or are rated
"A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "P-1" by
Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade); (b)
no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "Aa3" by
Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade); (c)
either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "A-1" by Standard & Poor's Rating Services, a division of The
McGraw-Hill Companies, Inc. ("S&P") or (ii) if Party A's guarantor (or if Party
A has no guarantor, Party A) does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "A" by S & P; or (d) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor
(or if Party A has no guarantor, Party A) are rated below "A+" by Fitch or are rated "A+" by Fitch and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "F-1+" by
Fitch. For the avoidance of doubt, the parties hereby

                                        3

acknowledge and agree that notwithstanding the occurrence of a Collateralization
Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the distribution priorities in Section 4.01 of the Pooling and Servicing Agreement.

     Within 10 Business Days after a Collateralization Event has occurred, and so long as such Collateralization Event is continuing at such time, Party A shall, at its own expense, either (i) post collateral according to the terms of the 1994 ISDA Credit Support Annex (New York Law) between Party A and Party B, dated as of December 7, 2005, including Paragraph 13 thereof (the "Credit
Support Annex"), or (ii) obtain a substitute counterparty or guarantor of Party
A's obligations that (a) is confirmed in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement), (b) satisfies the Hedge
Counterparty Ratings Requirement (as defined herein) and (c) in the case of the substitute counterparty, assumes the obligations of Party A under this Agreement
(through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable. In the case of a substitute counterparty, upon successful consummation of the assignment to such substitute counterparty, Party
A's obligations to post collateral as contemplated in this Part 1(n)(1) shall terminate and Party B shall release its security interest in, and return to
Party A, any then-posted collateral. To the extent that Party A elects or is required to post collateral pursuant to this Part 1(n)(1), Party A shall request its legal counsel to deliver to each applicable Rating Agency, within thirty
(30) calendar days of the occurrence of such Collateralization Event, an opinion as to the enforceability of the Credit Support Annex.

     "Hedge Counterparty Ratings Requirement" shall mean, with respect to any prospective guarantor or prospective substitute swap counterparty, that the ratings of such prospective guarantor or prospective substitute swap counterparty are such that a Collateralization Event would not be in effect if such prospective guarantor or substitute swap counterparty became a guarantor or substitute swap counterparty hereunder.

     (2) A "Rating Agency Trigger Event" will be in effect if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings
Threshold. "Swap Counterparty Ratings Threshold" shall mean: (a) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least "BBB" by S&P and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least "A-3" by S&P or (ii) if Party A's guarantor (or if Party A has no guarantor, Party A) does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor,
Party A) are rated at least "BBB+" by S & P; and (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of
Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least
"A3" by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported

                                        4

short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least P-2 by Moody's (and such rating is not on watch for possible downgrade) or (ii) no short-term rating is available from
Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor,
Party A) are rated at least "A2" by Moody's.

     For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Rating Agency Trigger Event, this
Agreement and each Transaction hereunder shall continue to qualify as a Swap
Agreement for purposes of the distribution priorities in Section 4.01 of the
Pooling and Servicing Agreement.

     (3) Following a Rating Agency Trigger Event, Party A shall be required to, within 30 calendar days of such Rating Agency Trigger Event and at its sole expense, obtain either a substitute counterparty or guarantor of Party A's obligations hereunder that (A) is confirmed in writing by the Rating Agencies,
(B) satisfies the Hedge Counterparty Ratings Requirement and (C) in the case of the substitute counterparty, assumes the obligations of Party A under this
Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable. In the case of a substitute counterparty, upon successful consummation of the assignment to such substitute counterparty, Party
A's obligations to post collateral as contemplated in this Part 1(n)(1) shall terminate and Party B shall release its security interest in, and return to
Party A, any then-posted collateral. For the avoidance of doubt, until such guarantor or substitute counterparty has been obtained and installed, Party A shall continue to post collateral under the terms of the Credit Support Annex.

                                     Part 2

                               Tax Representations

          (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment
(other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party

                                        5

pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or documents under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

          (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the
Agreement, Party A and Party B make the representations specified below, if any:

     The following representation will apply to Party A:

     It is a corporation organized under the laws of the State of Delaware. ]

     The following representation will apply to Party B:

     It is a common law trust created under the laws of the State of New York.

          (c) ADDITIONAL PARTY B REPRESENTATION. Party B makes the same representations to and agreements with Merrill Lynch & Co., Inc. (as Credit
Support Provider with respect to Party A pursuant to the Guarantee dated
December 7, 2005) as those made to and with Party A pursuant to Section 3(f),
Sections 4(a)(i) and (iii) and Section 4(d) of the Agreement, at the times set forth therein, except that references therein to "the party" will be deemed to be references to "Merrill Lynch & Co., Inc."

                                        6

                                     Part 3

                         Agreement to Deliver Documents

               For the purpose of Section 4(a) of this Agreement:

          I. Tax forms, documents or certificates to be delivered are:

   Party required to                Form/Document/                       Date by which to
    deliver document                 Certificate                           be delivered
-----------------------   ---------------------------------   -------------------------------------

(i) Party A and Party B   As required under Section 4(a)(i)   Promptly upon execution of this
                          of the Agreement, IRS Form W-9.     Agreement (in the case of Party B,
                                                              promptly upon the making of the REMIC
                                                              election); and promptly upon learning
                                                              that any form previously provided by
                                                              the party has become obsolete or
                                                              incorrect.

          II. Other documents to be delivered are:

Party required
to deliver                Form/Document/                  Date by which to              Covered by
document                  Certificate                     be delivered                  Section 3(d)
-----------------------   -----------------------------   ---------------------------   ------------

(a) Party B               Statements to                   As soon as available.         Yes
                          Certificateholders of Party B

(b) Party B               Certified copies of all         Upon execution and delivery   Yes
                          corporate authorizations and    of this Agreement
                          any other documents with
                          respect to the execution,
                          delivery and performance of
                          this Agreement and the
                          Pooling and Servicing
                          Agreement

                                        7

Party required
to deliver                Form/Document/                  Date by which to              Covered by
document                  Certificate                     be delivered                  Section 3(d)
-----------------------   -----------------------------   ---------------------------   ------------

(c) Party A and Party B   Legal opinion from counsel      Upon execution and delivery   No
                          with respect to                 of this Agreement
                          enforceability and related
                          matters

(d) Party A and Party B   Certificate of authority and    Upon execution and delivery   Yes
                          specimen signatures of          of this Agreement and
                          individuals executing this      thereafter upon request of
                          Agreement, and any              the other party
                          Confirmations

(e) Party B               Executed copy of the Pooling    Upon execution and delivery   No
                          and Servicing Agreement         thereof

                                     Part 4

                                  Miscellaneous

                    (a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a)
of this Agreement:

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

Address:            Merrill Lynch World Headquarters
                    4 World Financial Center, 18th Floor
                    New York, New York 10080
Attention:          Swap Group
Facsimile No.:      646 805-0218
Telephone No.:      212 449-7403

(For all purposes)

In addition, in the case of notices or communications relating to Section 5, 6,
11 or 13 of this Agreement, a second copy of any such notice or communication shall be addressed to the attention of Party A's legal department as follows:

Address:            GMI Counsel
                    Merrill Lynch World Headquarters
                    4 World Financial Center, 12th Floor
                    New York, New York 10080
Attention:          Swaps Legal
Facsimile No.:      212 449-6993

                                        8

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

Merrill Lynch Mortgage Trust 2005-CKI1

Address:            c/o LaSalle Bank National Association
                    135 S. LaSalle Street, Suite 1625
                    Chicago, Illinois 60603

Attention:          Global Securities and Trust Services Group--Merrill Lynch
                    Mortgage Investors, Inc., Commercial Mortgage Pass-Through
                    Certificates, Series 2005-CKI1
Facsimile No.:      (312) 904-1085

With a copy to:

Address:            Merrill Lynch Mortgage Investors, Inc.

                    4 World Financial Center, 16th Floor
                    250 Vesey Street
                    New York, New York 10080

                    (b) PROCESS AGENT. For the purpose of Section 13(c) of this
Agreement:

                    Party A appoints as its Process Agent: not applicable

                    Party B appoints as its Process Agent:

                    Merrill Lynch Mortgage Trust 2005-CKI1
                    c/o LaSalle Bank National Association
                    135 S. LaSalle Street, Suite 1625
                    Chicago, Illinois  60603

                    Attention:   Global Securities and Trust Services Group--
                                 Merrill Lynch Mortgage Investors, Inc.,
                                 Commercial Mortgage Pass-Through Certificates,
                                 Series 2005-CKI1

                    (c) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

                    (d) MULTIBRANCH PARTY. For the purpose of Section 10(b) of this Agreement:

                         Party A is not a Multibranch Party.
                         Party B is not a Multibranch Party.

                                        9

                    (e) CALCULATION AGENT. The Calculation Agent will be Party
B.

                    (f) CREDIT SUPPORT DOCUMENT.

                    With respect to Party B: the Pooling and Servicing
Agreement; provided that only amounts with respect to (x) interest distributions paid in respect of the Class A-4FL REMIC II Regular Interest on such
Distribution Date and (y) Yield Maintenance Charges and Prepayment Premiums on
deposit in the Floating Rate Account (as such terms are defined in the Pooling and Servicing Agreement) held by the Paying Agent under the Pooling and
Servicing Agreement (such amounts, the "Trust Estate") shall constitute security for the obligations of Party B to Party A under this Agreement, and the Pooling and Servicing Agreement shall be considered a Credit Support Document with respect to Party B only to the extent affecting or relating to such security.

                    With respect to Party A: (1) the Guarantee of Merrill Lynch
& Co., Inc. dated December 7, 2005 and (2) the Credit Support Annex; provided that Party A shall not be required to post any Eligible Collateral prior to the time required pursuant to Part 1(n) hereof.

                    (g) CREDIT SUPPORT PROVIDER.

                    With respect to Party A: Merrill Lynch & Co., Inc. ("ML &
Co."), pursuant to the Guarantee dated December 7, 2005 (the "Guarantee");

                    With respect to Party B: Not Applicable.

                    (h) GOVERNING LAW. This Agreement will be governed by and
construed in accordance with the laws of the State of New York.

                    (i) JURISDICTION. Section 13(b)(i) of the Agreement is
hereby amended by deleting in line 2 of paragraph 2 the word "non-" and by deleting paragraph (iii) thereof. The following shall be added at the end of
Section 13(b): "Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction."

                    (j) "AFFILIATE" will have the meaning specified in Section
14 of this Agreement.

                    (k) ABSENCE OF LITIGATION. For the purpose of Section 3(c):
"Specified Entity" means in relation to Party A and Party B, none.

                    (l) NO AGENCY. The provisions of Section 3(g) will apply to this Agreement.

                    (m) ADDITIONAL REPRESENTATION will apply. For the purpose of
Section 3 of this Agreement, the following will constitute an Additional
Representation:

                         (h) RELATIONSHIP BETWEEN PARTIES. Each party will be
                         deemed to represent to the other party on the date on
                         which it enters into a Transaction that

                                       10

                         (absent a written agreement between the parties that
                         expressly imposes affirmative obligations to the
                         contrary for that Transaction):

                              (1) NO RELIANCE. It is acting for its own account,
                         and it has made its own independent decisions to enter
                         into that Transaction and as to whether that
                         Transaction is appropriate or proper for it based upon
                         its own judgment and upon advice from such advisors as
                         it has deemed necessary. It is not relying on any
                         communication (written or oral) of the other party as
                         investment advice or as a recommendation to enter into
                         that Transaction; it being understood that information
                         and explanations related to the terms and conditions of
                         a Transaction shall not be considered investment advice
                         or a recommendation to enter into that Transaction. It
                         has not received from the other party any assurance or
                         guarantee as to the expected results of that
                         Transaction.

                              (2) EVALUATION AND UNDERSTANDING. It is capable of
                         evaluating and understanding (on its own behalf or
                         through independent professional advice), and
                         understands and accepts, the terms, conditions and
                         risks of that Transaction. It is also capable of
                         assuming, and assumes, the financial and other risks of
                         that Transaction.

                              (3) STATUS OF PARTIES. The other party is not
                         acting as a fiduciary for or an advisor to it in
                         respect of that Transaction.

                         (i) ELIGIBLE CONTRACT PARTICIPANT. (a) It is an
                         "eligible contract participant" within the meaning of
                         Section 1(a)(12) of the Commodity Exchange Act, as
                         amended (the "CEA"), (b) this Agreement and each
                         Transaction is subject to individual negotiation by
                         each party, and (c) neither this Agreement nor any
                         Transaction will be executed or traded on a "trading
                         facility" within the meaning of Section 1a(33) of the
                         CEA.

                         (j) FINANCIAL INSTITUTION. With respect to Party A
                         only, it is a "financial institution" as defined in the
                         Federal Deposit Insurance Corporation Improvement Act
                         of 1991 or Regulation EE promulgated by the Federal
                         Reserve Board thereunder."

                         (k) ERISA. The assets that are used in connection with
                         the execution, delivery and performance of this
                         Agreement and the Transactions entered into pursuant
                         hereto are not the assets of an employee benefit or
                         other plan subject to Title I of the Employee
                         Retirement Income Security Act of 1974, as amended
                         ("ERISA"), a plan described in Section 4975 of the
                         Internal Revenue Code of 1986, as amended (the "Code"),
                         an entity whose underlying assets include "plan assets"
                         by reason of Department of Labor regulation section
                         2510.3-101, or a governmental plan that is subject to
                         any federal,

                                       11

                         state, or local law that is substantially similar to
                         the provisions of Section 406 of ERISA or Section 4975
                         of the Code.

                    (n) "NETTING OF PAYMENTS" Subparagraph Multiple Transaction
Payment Netting will not apply for purposes of Section 2(c) of this Agreement.

                                     Part 5

                                Other Provisions

                    (a) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT
IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING
RELATING TO THIS AGREEMENT.

                    (b) SEVERABILITY. Except as otherwise provided in Sections
5(b)(i) or 5(b)(ii) in the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                    (c) ESCROW PAYMENTS. If by reason of the time difference
between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case the deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by the irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 am. local time on that day) if that payment is not released by 5:00 p.m. on the date it is deposited for any reason other than the intended recipients' failure to make the escrow deposit it is required to make hereunder in a timely fashion.

                                       12

                    (d) NOTICE OF EVENTS OF DEFAULT. Each party agrees, upon
learning of the occurrence of any event or commencement of any condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an
Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or
Termination Event).

                    (e) RECORDING OF CONVERSATIONS. Each party hereto consents to the recording of its telephone conversations relating to this Agreement or any potential Transaction. To the extent that one party records telephone conversations (the "RECORDING PARTY") and the other party does not (the
"NON-RECORDING PARTY"), the Recording Party shall, in the event of any dispute, make a complete and unedited copy of such party's tape of the entire day's conversations with the Non-Recording Party's personnel available to the
Non-Recording Party. The Recording Party's tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the
Recording Party's policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

                    (f) LIMITATION OF LIABILITY. Without limiting the effect of any of the express provisions of this Agreement, neither party shall be required to pay or be liable to the other party for any consequential, indirect or punitive damages, opportunity costs or lost profits.

                    (g) 2002 MASTER AGREEMENT PROTOCOL. The parties agree that the definitions and provisions contained in Annexes 1 to 16 and Section 6 of the
2002 Master Agreement Protocol published by the International Swaps and
Derivatives Association, Inc. on 15th July, 2003 are incorporated into and apply to this Agreement.

                    (h) SET-OFF. Notwithstanding Section 6(f) but without
affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional
Termination Event or otherwise, all payments under this Agreement will be made without setoff, offset or counterclaim.

                    (i) TRANSFER. Notwithstanding the provisions of Section 7,
Party A may assign its rights and delegate its obligations under any
Transaction, in whole or in part, to any affiliate (an "Assignee") of ML & Co., effective (the "Transfer Effective Date") upon delivery to Party B of both (a)
an executed acceptance and assumption by the Assignee of the transferred obligations of Party A under the Transaction(s) (the "Transferred Obligations");
and (b) an executed guarantee of ML & Co., of the Transferred Obligations, under terms identical to the Guarantee. On the Transfer Effective Date, (a) Party A
shall be released from all obligations and liabilities arising under the
Transferred Obligations; and (b) the Transferred Obligations shall cease to be
Transaction(s) under this Agreement and shall be deemed to be Transaction(s)
under a master agreement between Assignee and Party B under terms identical to this Agreement.

                                       13

                                     Part 6

           Provisions Relating to the Pooling and Servicing Agreement

          (a) ADDITIONAL DEFINITIONS.

               (i) "CLASS A-4FL CERTIFICATES" means the Commercial Mortgage
     Pass-Through Certificates, Series 2005-CKI1, Class A-4FL, issued by Party
     B.

               (ii) "POOLING AND SERVICING AGREEMENT" means the Pooling and
     Servicing Agreement dated and effective as of December 1, 2005, among
     Merrill Lynch Mortgage Investors, Inc., as Depositor, KeyCorp Real Estate
     Capital Markets, Inc., as Master Servicer, J.E. Robert Company, Inc., as
     Special Servicer, LaSalle Bank National Association, as Trustee, and ABN
     AMRO Bank N.V., as Fiscal Agent, as the same may be amended, supplemented or otherwise modified from time to time (except as otherwise provided in
     Part 1(m)).

          (b) LIMITED RECOURSE. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from (x) payments out of interest distributions paid in respect of the Class A-4FL REMIC II
Regular Interest on such Distribution Date and (y) Yield Maintenance Charges and
Prepayment Premiums, subject to and in accordance with the terms of the Pooling and Servicing Agreement. No recourse shall be had for the payment of any amount owing in respect of this Agreement against the trustee or paying agent, or any officer, member, director, employee, security holder or incorporator thereof
(each, an "Affiliated Person") of Party B or its successors or assigns for any amounts payable under this Agreement. Upon application of the Trust Estate in accordance with the Pooling and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, and all claims by Party A against Party B hereunder and/or under the Pooling and Servicing Agreement shall be extinguished.

          (c) NON PETITION. Party A hereby agrees that it will not, prior to the date which is one year and one day after all the Class A-4FL Certificates issued by Party B have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

          (d) RATING AGENCY CONFIRMATION OF AMENDMENTS, ASSIGNMENTS AND
TRANSFERS. All amendments, transfers and assignments hereunder after the date hereof shall require Party B to obtain prior written confirmations from S&P and
Moody's that such amendment, transfer or assignment, as the case may be, will not result in the downgrade, withdrawal or other modification of their then current ratings on the Certificates.

                                       14

          (e) ADDITIONAL COVENANT OF PARTY B. Party B covenants that it will not, without the prior written consent of Party A, enter into any amendment, modification or supplement to the Pooling and Servicing Agreement that would adversely affect the rights of Party A hereunder in a material manner.

                                       15

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MERRILL LYNCH                           MERRILL LYNCH MORTGAGE TRUST 2005-CKI1
CAPITAL SERVICES, INC.

By: /s/ Richard Zaleski                 By: LaSalle Bank National Association,
    ------------------------------      not in its individual capacity, but
Name: Richard Zaleski                   solely as Trustee
Title: Authorzied Signatory

                                        By: /s/ Brian D. Ames
                                            ------------------------------------
                                        Name: Brian D. Ames
                                        Title: First Vice President